UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2004


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


    Delaware                        027455                       58-2422929

(State or other            (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification
  incorporation)                                                    Number)


Harris Tower, 233 Peachtree Street N.E., Suite 1700                      30303
                         Atlanta, Georgia

(Address of principal executive offices)                            (Zip Code)

                                 (404) 525-7272

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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Item 5.           Other Events.


     Attached as exhibit 99.1 and incorporated by reference are the consolidated balance sheets of AirGate PCS, Inc. and subsidiaries as of September 30, 2003 and 2002, and the related consolidated statements of operations, stockholders' deficit and cash flow for each of the years in the three-year period ended September 30, 2003. These financial statements reflect a subsequent event for iPCS, Inc. becoming a discontinued operation. In addition, the financial statements also reflect a 1 for 5 reverse stock split of the outstanding shares of our capital stock effected on February 13, 2004.




Item 7.           Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit No.                      Description
            99.1 Consolidated Financial Statements of AirGate PCS, Inc. and its Subsidiaries.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AIRGATE PCS, INC.


Date: February 20, 2004           By:      /s/ William H. Seippel
                                            _______________________
                                      Name:    William H. Seippel
                                      Title:   Chief Financial Officer




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